EXHIBIT 10.14

                                    AGREEMENT

This ("Agreement") is entered into by and between Case Financial, Inc., a Delaware Corporation on the one hand, and Sam Schwartz, an individual. Case Financial, Inc. and Sam Schwartz may be referred to hereafter collectively as the "Parties," whom agree to the following:

                                    RECITALS

      A. WHEREAS, Sam Schwartz has a 65.63 % ownership interest in the cases and accounts of Case Financial Funding, Inc., a California Corporation. The written documents creating and establishing such
            65.63 % interest are attached hereto as Exhibit "A."

      B. WHEREAS Sam Schwartz desires to sell his 65.63 interest to Case Financial, Inc., a Delaware Corporation and Case Financial Inc., a Delaware Corporation desires to purchase said interest.


            NOW,  THEREFORE,  in consideration of the mutual  agreements made in
this  Agreement  and  other  valuable  consideration,   the  receipt  and  legal
sufficiency of which are hereby acknowledged, the Parties agree as follows:

      1.0 RECITALS INCORPORATED. The aforementioned Recitals are incorporated herein and made a part hereof.

      2.0 CONSIDERATION. In consideration of Sam Schwartz' sale of his 65.63 % interest set forth above to Case Financial, Inc., a Delaware Corporation, which interest he hereby sells, conveys and transfers to Case Financial, Inc., a Delaware Corporation; Case Financial, Inc., a Delaware Corporation hereby issues Sam Schwartz a Debenture in the principal amount of $ 287,000. A copy of the Debenture is attached hereto as Exhibit "B."

      3.0 WARRANTIES. Sam Schwartz hereby warrants that he has full an complete legal right, title and interest in the 65.63 % interests being sold and that he has taken all necessary steps, and has obtained all necessary approvals to execute this Agreement and to fully and completely convey such interest to Case Financial, Inc., a Delaware corporation. Case Financial, Inc., a Delaware Corporation, hereby warrants that it has full legal authority to execute this Agreement and to issue the Debenture referred to herein.

      4.0 EFFECTUATION OF THIS AGREEMENT. The Parties agree and covenant to cooperate fully and to execute any and all supplementary documents and to take all additional actions, that may be necessary or appropriate to give full force to the basic terms and intent of this Agreement and which are not inconsistent with its terms.


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      5.0  SEVERABILITY.  If any provision of this Agreement or the  application thereof is held invalid, the invalidity shall not affect other provisions or applications of the Agreement which can be given effect without the invalid provisions or application, and to this end, those provisions of this Agreement are declared to be severable.

      6.0 GOVERNING LAW. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the Parties hereunder shall be construed and enforced in accordance with, and governed by, the laws of the State of California without regard to principles of conflict of laws.

      7.0 CONSTRUCTION OF THIS AGREEMENT. Each Party has cooperated in the drafting and preparation of this Agreement. Hence, in any construction to be made of this Agreement, the same shall not be construed against any Party on the basis that the Party was the drafter. Rather, the language of this Agreement shall in all cases be construed as a whole, according to its fair meaning and not strictly for or against any of the Parties.

      8.0 SIGNATURES IN COUNTERPARTS. This Agreement may be signed in counterparts, and each counterpart, when executed, shall be of the same force and effect as if signed as one document. Photographic and facsimile copies of such signed counterparts may be used in lieu of the originals for any purpose.

      9.0 ATTORNEYS' FEES. In the event of litigation in connection with or concerning the subject matter of this Agreement, the prevailing Party shall be entitled to recover all costs and expenses incurred by such Party in connection herewith, including reasonable attorneys' fees.


Case Financial, Inc.,                      Sam Schwartz,
a Delaware Corporation                     an individual

Dated: February 28, 2005                   Dated: February 28, 2005


By: ________________________________       By: ____________________________
    Michael A. Schaffer, CEO                   Sam Schwartz,


By: ________________________________
    Lawrence C. Schaffer, President